United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

(Amendment #2)

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 1, 2013

[Date of Earliest Event Reported]

CAPITAL GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

Minnesota	000-17064	41-1430130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16624 North 90th Street, Suite 200

Scottsdale, Arizona 85260

(Address of Principal Executive Offices, including zip code)

(480) 998-2100

(Registrant’s Telephone Number, including area code)

Copies to:

The Krueger Group, LLP

7486 La Jolla Boulevard

La Jolla, California 92037

(858) 405-7385

Attention: Blair Krueger, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 15, 2013, the Board of Directors of Capital Group Holdings, Inc., a Minnesota corporation (the “Company”), appointed a special committee consisting of Dr. Michael Blumhoff, the Company’s Chairman, President and Chief Executive Officer, and Kenneth Yonika, the Company’s interim Chief Accounting Officer and Chief Financial Officer (collectively, the “Special Committee”).  The members of the Special Committee are independent and unbiased.  The Special Committee has engaged the law firm of The Krueger Group, LLP to assist the Special Committee in its investigation and analysis of the issues described herein. Based on the recommendations of management and its advisors, the Company determined that its consolidated financial statements for the fiscal years ended June 30, 2012, 2011 and 2010, as well as the quarters therein, and the quarters ended March 31, 2013, December 31, 2012 and September 30, 2012 (collectively, the "Relevant Periods"), should no longer be relied upon because of certain errors in the calculation of the Company's stock compensation and other equity transactions as described below. This determination was made at a Special Committee meeting on September 27, 2013 which then reported its findings to the Board of Directors on September 30, 2013. Neither our Board of Directors in the absence of an audit committee, nor its authorized officers discussed any of the matters disclosed in this filing with an appointed independent accountant.

In connection with the preparation, review and audit of the Company's consolidated financial statements required to be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the "2013 Form 10-K"), the Company discovered the errors identified herein.  The amounts reported to the Board of Directors by the Special Committee are preliminary estimates and are subject to adjustment based on further review by the Company and any successor independent registered public accounting firm. The Company upon completion of its review of the Special Committee’s report shall amend this Form 8-K or file the appropriate forms with the Commission.

Special Committee Investigation.

Although the Special Committee’s investigation has commenced, the Committee has not yet made any definitive findings or conclusions. However, based on preliminary information obtained by the Special Committee relating to historical stock grants and certain notes payable (with non-cash embedded financial derivatives) entered into by the Company with third parties under review, will result in material restatement of our previously issued financial statements.

The Company believes actual measurement dates for certain stock grants made during the period under review differ from recorded grant dates (or lack thereof) in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).  US GAAP provides a standard framework of guidelines for financial accounting; generally known as accounting standards or standard accounting practice. For financial accounting and reporting purposes such grants should follow ASC 718-10, Stock Compensation, which addresses the accounting for transactions in which an entity exchanges its equity instruments for goods or services, with a primary focus on transactions in which an entity obtains employee services in share-based payment transactions . The Company believes that market prices of its stock at the actual measurement dates were materially higher than the exercise prices (or recorded value) of these stock grants/issuances and that ASC 718-10 was not followed. The Company expects, at a minimum, that it will be required to record additional stock-based compensation expense based on the differences in these amounts. The Company has not yet determined the aggregate amount of additional non-cash compensation expense it will be required to record or additional expense to be recorded in any particular fiscal period of reporting. Until the exact amount of such adjustments has been determined, the Company cannot ascertain the resulting tax and accounting effects of these adjustments. The Company expects, however, that the differences in these measurement dates (or recorded value) will result in material non-cash, stock-based compensation expenses and, therefore, the Company expects to restate previously issued financial statements, as necessary.

The Company identified a potential issue in its historical methodology of accounting for a non-cash embedded derivative liability related to convertible notes the Company issued. This accounting issue relates to the following discrepancy: (a) at the time when the aforementioned convertible notes were issued, the Company did not record a derivative liability at fair market value in its financial statements because the Company did not have adequate financial controls; and (b) in December 2012, the period when these convertible notes were issued, neither a resolution, full presentation, understanding, or proper approval of the Company’s Board of Directors occurred with respect to the Company’s issuance of these convertible notes.  The Company believes that the liability should have been marked to fair market value for the reporting period dating back to quarterly period ended March 31, 2013 because the conversion option on the convertible notes represents an embedded derivative liability as defined by US GAAP.  Additionally, the Company has determined that the methodology utilized to estimate fair market value of the non-cash embedded derivative liability for the quarterly period ended March 31, 2013 was not appropriate as it did not properly reflect or account for a reset feature contained within the convertible notes allowing for unilateral conversion of the notes by the lender at accelerated, usurious rates.  The Special Committee believes the conversion option utilized on the convertible notes issued was improper, violated applicable State and Federal usury laws, and failed to seek and obtain proper approval from the Board of Directors. The Company, its advisors, will continue the assessment of these issues and its related impact on the Company's financial statements, including analysis of any and all legal remedies related to filing of various claims in State or Federal court to seek injunctive relief and money damages against culpable parties related to the issuance and conversion of the subject convertible notes.

The Company, through the Special Committee, may engage independent valuation experts to assist with the determination of the historical fair value of the non-cash embedded derivative liability along with the stock-based compensation expense.  Management anticipates that the Company will require additional time to complete its analysis and determine the extent of the corrections that may be required to present properly its historical financial statements. Other effects on previously issued financial statements are possible. The Company cannot currently quantify the potential impact of the financial restatements on its shareholders.

The Company anticipates including in future filings with the Securities and Exchange Commission, if any, restated audited financial statements for the fiscal years ended June 30, 2012 and 2011. Additionally, the Company anticipates that it will include the necessary footnote disclosures of restated interim financial information for the four quarters included in fiscal year ended June 30, 2012 and the first three quarters included in fiscal year ended June 30, 2013 along with reconciliations of the previously issued annual and quarterly financial information to the restated information.

Management has concluded that a material weakness in the Company's internal control over financial reporting existed as of June 30, 2013 and as of the end of each of the Relevant Periods. The Company and management have concluded the Company’s internal controls over financial reporting and disclosure controls and procedures are deemed ineffective and should not be relied upon. The Company and its newly appointed independent registered accounting firm will assess and report on the material weaknesses and what steps have been taken by the Company in remediation of its internal controls. The Company plans to systematically enhance and remediate documentation, systems and processes in order to limit these control deficiencies that may result in material misstatement to our annual or interim consolidated financial statements that may not be prevented or detected in a timely manner.

Forward-Looking Statements

Certain statements contained in this report are not based on historical facts and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like "anticipates," "estimates," "projects, " "expects, " "plans, " "believes, " "intends, " "will, " "assumes" and other words of similar meaning. These forward-looking statements include statements regarding the Company's intent to restate certain prior period financial statements and the errors that resulted in the decision that these historical financial statements could no longer be relied upon. There can be no assurance that the Company's Board of Directors, Special Committee, management or independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different from management's current estimates or identify additional issues in connection with the restatement or that these issues will not require additional corrections to the Company's prior period financial statements. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated in this report. These risks and uncertainties include the risk that additional information may become available in preparing and auditing the financial statements which would require the Company to make additional corrections, the cost, time and effort required to complete the restatement of the financial statements, the ramifications of the Company's potential inability to timely file periodic and other reports with the SEC, including potential delisting of the Company's common stock on the OTCBB or OTCQB and the risk of litigation or governmental investigations or proceedings relating to these matters. Certain risks and uncertainties related to our business are or will be described in greater detail in our filings with the SEC. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Group Holdings, Inc.

Date: October 28, 2013	By:	/s/Kenneth J. Yonika
Kenneth J. Yonika, CPA Chief Financial Officer